



URBAN ONE
REPRESENTING BLACK CULTURE





1010 WAYNE AVENUE . 14TH FL . SILVER SPRING, MD 20910

WWW.URBAN1.COM

WE ARE URBAN ONE.

A Rich History and Iconic Brands.

Our mission is to be the most trusted source in the African-American community that informs, entertains and inspires our audience by providing culturally relevant integrated content through our radio, television, and digital platforms.

We Inform. We Inspire. We Entertain.



TODAY'S PRESENTERS.



Alfred C. Liggins, III

Chief Executive Officer, President and Treasurer

- Mr. Liggins has been CEO of Urban One since 1997 and President since 1989
- Mr. Liggins joined Radio One in 1985 as an account manager at WOL-AM
- In 1987, Mr. Liggins was promoted to General Sales Manager and promoted again in 1988 to General Manager overseeing Radio One's Washington, DC operations



Peter Thompson

Chief Financial Officer, Executive Vice President

- Mr. Thompson has been CFO of Urban One since February 2008
- Mr. Thompson joined Radio One in October 2007, as Executive Vice President of Business Development
- Prior to working with Radio One, Mr. Thompson served as a public accountant and spent 13 years at Universal Music in the United Kingdom, including five years as CFO

THE LARGEST URBAN LIFESTYLE MEDIA COMPANY.

RADIO ONE	REACH MEDIA	ONE DIGITAL	TV ONE	CLEO TV	ONE SOLUTION
#1 Local Radio	#1 Syndicated Radio	#1 Digital Portfolio	#1 Black Owned Cable Network	NEW Lifestyle Cable Network	#1 Branded Entertainment
28MM Monthly Listeners	**34MM** Monthly Listeners	**20MM** UV Monthly	**21MM** Unique Viewers	**8MM** Homes	**12** Industry Awards in 2017
56 Radio Stations 150+ DJs 250+ Events	8 Top-Rated Personalities, National Radio Programs “Must Attend” Events	25MM Fans + Followers 50MM Monthly Video Views	Two Networks Award-Winning and Critically-Acclaimed Programming	Lifestyle and Entertainment Cable Network Targeting Millennial and Gen X Women of Color	Award-Winning One-X: Best Branded Content Agency Two Years in a Row
Revenue $183.4m (41%) Adj EBITDA $66.3m (36%)	Revenue $45.9m (10%) Adj EBITDA $8.9m (19%)	Revenue $31.4m (7%) Adj EBITDA $1.8m (6%)	Revenue $186.1m (42%) Adj EBITDA $85.0m (46%)		

Note: Financial results are based on the 12 month period ending September 30, 2019 and exclude corporate and eliminations.

SOURCE: Nielsen Audio DMA, Spring 2018 4 week cume; Exact Times; P12+; Comscore Plan Metrix Q4 2018; Nielsen TV Toolbox (L3, 1 min. qualifier) 1/1/2018 - 12/30/2018; P2+ (000) averaged by Month.)

OUR BRANDS

BOSSIP HELLO BEAUTIFUL cassius GLOBALGRIND

HIPHOPWIRED MADAMENOIRE NEWSONE



RICKEY SMILEY MORNING SHOW
BIRTHDAY BASH ATL
WILLIE MOORE JR.
Get Up! mornings with Erica Campbell
URBAN ONE HONORS
Women's EMPOWERMENT
THE DL HUGHLEY SHOW



TV ONE REPRESENT.
Cleo Speaks
UNCNSRD.
CLEO TV
unsung
ATL HOMICIDE



HELLO BEAUTIFUL
the Kitchen Table
cooked up by Coca-Cola



GLOBALGRIND
THE FORMULA
SCIENCE OF THE HUSTLE



HELLO BEAUTIFUL
MONEY MOVE$

OUR AUDIENCE

We are the ONLY integrated media company in the BLACK CULTURE space



73% of Whites & 67% of Hispanics say **BLACKS** are influencers of mainstream culture.

We reach 82% of BLACK America every month.

$1.3+

Trillion dollars buying power in 2017.

ADVERTISERS HAVE FEWER CHOICES FOR TARGETING AFRICAN-AMERICANS THAN THOSE SEEKING TO MARKET TO HISPANICS.

The number of cable networks for Hispanics is almost 4x the number of African-American networks

African-American networks

Hispanic networks

# of African-American cable networks: 11

# of Hispanic cable networks: 40

NATIONAL REACH, LOCAL TOUCH.


PERCENT OF TOTAL
50 or more
25 to 50
12 to 25
6 to 12
1 to 6
Less than 1
U.S. average 12

OUR PLATFORMS REACH OVER 82% OF AFRICAN AMERICANS ACROSS THE COUNTRY EACH MONTH!

AA RADIO FORMATS:

- Hip Hop
- Urban AC
- Old School
- R & B
- News/ Talk
- Gospel/ Inspirational

MGM NATIONAL HARBOR INVESTMENT.

Further diversifies Radio One's platform in the entertainment industry while still focusing on its core demographic

- Urban One invested $40 million from cash
- MGM National Harbor opened in December 2016
- In return, Radio One receives:
  - *6.7% ownership*
  - *1% of net gaming revenue, $18.5m Adj EBITDA return in first 3 years*
  - *$1 million in advertising revenue from MGM for 5 years*


RADIO
ONE

Radio One Headquarters
Silver Spring, Maryland



MGM National Harbor
Prince George's County, Maryland

KEY INVESTMENT HIGHLIGHTS.

01	Diversified multi-media company	• Leading radio, TV and internet brands targeting African-Americans • Non-radio businesses are over 50% of total revenue and Adjusted EBITDA • Meaningful cross-selling as a fully integrated multi-media platform • 6.67% Ownership in MGM National Harbor Casino
02	Large and stable free cash flow	• $57.6 million of pro forma LTM 3Q 2019 free cash flow • Contractual affiliate fees represent 25% of total revenues • Low capital expenditure intensity business
03	EBITDA	• Cable TV and Radio are high margin businesses • Benefits from cyclical political ad spending • MGM National Harbor generating LTM Adjusted EBITDA of $7.1m
04	Ability to delever over time	• Using free cash flow, company has path to get net leverage below 5.0x • Continue to seek out value adding M&A opportunities to further delever

KEY INVESTMENT HIGHLIGHTS.

05	Compelling target demographics	• Fast growing demographic: projected 2016-2025 9.1% AA vs. 6.5% for the general population • Heavy users of audio / video media, video games and social media • TV One viewers and Radio One listeners participate less in digital transition given slightly older age skew
06	Diversified advertiser base	• No customer concentration / key customer risk • Strong, defensible positions in local communities • Conduit for politicians to reach a key demographic constituency
07	Experienced management team	• Created and managed TV One from launch • Long-standing radio expertise

STRATEGY.

- Holding to guidance of $138m-$140m of Adjusted EBITDA for 2019, with net leverage in the low 6s
- Continue to de-lever, using FCF to pay down debt.
- Participate in future industry consolidation, as a buyer or seller.
- Maintain and grow market share; continue to re-engineer the cost base.

STRATEGY.

- Make prudent investments in TV content to increase delivery.
- Preserve existing TV distribution, and pursue new distribution opportunities including OTT, and the launch of a second network.
- Find de-levering and value creating M&A opportunities in radio, TV and digital.

CURRENT CAPITALIZATION.

($ in millions)	Rate	Maturity	As of 9/30/19	Leverage
Cash			$31.4	
ABL	L + 175	4/21/2021	0.0	
Term Loan B	L + 400	4/18/2023	321.5	
Sr Secured Notes	7.375%	4/15/2022	350.0	
Total Sr secured debt			**$671.5**	**4.6x**
Sr Unsecured Term Loan	12.875%	12/31/2022	170.7	
Sr Secured Term Loan (MGM)	7.0% Cash + 4.0% PIK	12/31/2022	51.6	
Total debt			**$893.8**	**6.1x**
Net debt			**$862.4**	**5.9x**
Minority Interest			9.2	
Market Cap (as of 11/26/19)			89.9	
Total capitalization			**$992.9**	
PF LTM Adj. EBITDA			**$145.4**	
Corporate Rating			**B3 (stable)/B- (stable)**	

SUMMARY FREE CASH FLOW PROFILE.

($ in millions)	LTM 9/30/2019
Adjusted EBITDA	$145.4
(-) Minority interest and other	(6.6)
Attributable EBITDA	138.8
(-) pf Cash Interest	74.0
(-) pf Mandatory debt amort	28.2
(-) Capital expenditures	6.0
(-) Cash Taxes	1.2
pf Free cash flow	$57.6

SAFE HARBOR STATEMENT & NON GAAP FINANCIAL MEASURES

SAFE HARBOR STATEMENT

This presentation and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe-harbour provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements may concern Urban One, Inc.'s (the "Company") business strategy, the Company's capital plan, trends, and the future performance of the Company. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

NON GAAP FINANCIAL MEASURES

In addition to financial results prepared in accordance with Generally Accepted Accounting Principles, or GAAP, this presentation may also contain certain non-GAAP financial measures. Management uses these non-GAAP measures to evaluate the Company's performance and in planning for future periods. Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze the Company's current performance, prospects, and valuation. It is important to note these non-GAAP measures involve judgment by management and should be considered in addition to, not as a substitute for, the most directly comparable measures calculated and prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial measures included as an appendix to this presentation.